Exhibit 99.1

CASTLE BRANDS
COMPANY PRESENTATION
March 2017

Forward Looking Statements
CASTLE BRANDS
MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES, RELATE TO THE DISCUSSION OF OUR BUSINESS STRATEGIES AND OUR EXPECTATIONS CONCERNING FUTURE OPERATIONS, MARGINS, PROFITABILITY, LIQUIDITY AND CAPITAL RESOURCES AND TO ANALYSES AND OTHER INFORMATION THAT ARE BASED ON FORECASTS OF FUTURE RESULTS AND ESTIMATES OF AMOUNTS NOT YET DETERMINABLE. WHEN USED IN THIS PRESENTATION, THE WORDS “ANTICIPATE,” “BELIEVE,” “ESTIMATE,” “MAY,” “PREDICT,” “WILL,” “COULD,” “PLAN,” “PROJECT,” “PRELIMINARY,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE MADE BASED ON EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS AFFECTING US AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO OUR OPERATIONS AND BUSINESS ENVIRONMENTS, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND OUR CONTROL, THAT COULD CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, OUR HISTORY OF LOSSES, OUR ABILITY TO EXPAND OUR OPERATIONS IN BOTH NEW AND EXISTING MARKETS, OUR
DEPENDENCE ON A LIMITED NUMBER OF SUPPLIERS, OUR ABILITY TO DEVELOP OR ACQUIRE NEW BRANDS, OUR RELATIONSHIPS WITH DISTRIBUTORS AND THE SUCCESS OF OUR MARKETING ACTIVITIES, THE EFFECT OF COMPETITION IN OUR INDUSTRY AND ECONOMIC AND POLITICAL CONDITIONS GENERALLY, INCLUDING THE CURRENT ECONOMIC ENVIRONMENT, AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY CASTLE BRANDS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH APPLY ONLY AS OF THE DATE OF THIS PRESENTATION. WE UNDERTAKE NO
OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER WRITTEN OR ORAL, RELATING TO MATTERS DISCUSSED IN THIS PRESENTATION, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.
This presentation may include industry and market data obtained through research, surveys and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources.

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Company Overview
CASTLE BRANDS
Producer and marketer of premium and super-premium spirits
Focused on two primary categories:
Whiskey
Rum
Markets Goslings Stormy Ginger Beer
Consistently grown core brands faster than industry norms
Clear growth strategy by adding points of distribution for growing brands
Scalable business model – experienced sales team can handle increased volume
Directors and officers own approximately 41% on a fully-diluted basis
Stock currently trades at a significant discount to industry multiples
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Core Categories
CASTLE BRANDS
CONSOLIDATED SALES - 12 MO. ENDED DECEMBER 31, 2016
Vodka/Tequila
3%
Liqueur
11%
Ginger Beer
26%
Rum
24%
Whiskey
36%

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Growth Trends - TTM 2016 vs. FY 2015
CASTLE BRANDS
Revenue for the twelve-month period ended December 31, 2016 was $74.7 million, a 9.1% increase over the comparable prior-year period
TTM ended December 31, 2016 gross profit was $30.3 million, a 14.1% increase over the comparable prior-year period
Controlled SG&A spending results in strongly improving financial performance.
500
450
400
350
300 250
200
150
100
50 -
FY
FY
FY
FY
FY
FY FY FY
FY TTM
2008
2009 2010
2011 2012
2013 2014
2015 2016 2016
Index 2008 = 100
Revenue
COGS
SG&A
Gross Profit

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Growth Drivers - TTM December 2016
CASTLE BRANDS
Shipments of Jefferson’s Bourbon increased 13% to 64,000 cases in the TTM ended December 31, 2016, compared to 56,500 cases in the comparable prior-year period.
Shipments of Goslings Stormy Ginger Beer increased 34% to 1,325,000 cases in the TTM ended December 31, 2016, compared to 988,000 cases in the comparable prior-year period.
This growth resulted in significant improvement in financial performance.
Net loss attributable to common shareholders improved to ($0.6) million for the TTM ended December 31, 2016, compared to ($3.6) million in the comparable prior-year period.
EBITDA, as adjusted, for the TTM ended December 31, 2016 was $4.5 million, compared to $2.6 million in the comparable prior-year period.*
*For a reconciliation of net loss attributable to common shareholders to EBITDA, as adjusted, see Page F of Appendix

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Public Company Valuations
CASTLE BRANDS
Public drinks companies trade at 5-6 times revenue and 16-20 times EBITDA.
Acquisitions are often made at even higher revenue multiples.
In the TTM ending December 31, 2016, Castle Brands had revenue, net of federal excise taxes, of $67.2 million.
At $1.00 per share, Castle Brands’ TEV is 2.7 times revenue.
A large spirits company could (1) decrease COGS, (2) increase FOBs, (3) increase sales, (4) reduce selling expenses and (5) eliminate G&A, which could significantly increase EBITDA.
Balance Sheet
Income Statement
Valuation Multiples (LTM)
Company Name
Stock Price
Market Cap
Total EV
LTM Revenue LTM EBITDA
LTM EPS
TEV/Rev
TEV/EBITDA
P/E
Diageo plc
$114.31
$70,550
$82,800
$14,070
$4,507
$4.66
5.9x
18.4x
24.5x
Pernod-Ricard SA
$107.90
$28,800
$37,470
$8,790
$2,584
$4.76
4.3x
14.5x
22.7x
Brown-Forman Corp
$48.76
$18,980
$20,800
$3,030
$1,110
$2.64
6.9x
19.0x
18.5x
Constellation Brands Inc.
$161.91
$30,460
$39,410
$7,250
$2,240
$6.46
5.4x
16.5x
25.1x
Remy Cointreau SA
$83.85
$4,180
$4,600
$1,060
$214
$2.24
4.3x
21.5x
37.4x
Typical
5-6x
16-20x
Comparable Public Company Analysis ($
in millions, except per share data) with prices as of 2/28/16
NYSE MKT: ROX

Strong Route to Market
CASTLE BRANDS
30 person in-house sales and marketing team with years of experience
Regional VPs from larger spirits companies
Continued substantial growth without proportional increases in SG&A
All necessary federal and state licenses in 50 states and DC
Represented by top-tier distributors across the US such as:
• Southern Glazer’s Wine & Spirits
• United Liquors
• RNDC-USA
• Breakthru Beverage
Distribution in over 25 other countries
Goslings Stormy Ginger Beer soon available in all 4,500 U.S. Walmart stores
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Premium Brand Portfolio
CASTLE BRANDS
KNAPPOGUE CASTLE
SINGLE MALT IRISH WHISKEY
ClontarfTM
IRISH WHISKEY
BORU
IRISH VODKA
JEFFERSON’S
VERY SMALL BATCH BOURBON
Goslings
Since 1806
PALLINITM
ROMA
Limoncello
BRADY’S
IRISH CREAM CELTIC HONEY IRISH HONEY LIQUEUR NYSE MKT: ROX PAGE 8

CASTLE BRANDS
Jefferson’s Bourbon
NYSE MKT: ROX

Jefferson’s Bourbon CASTLE BRANDS
Super premium small-batch bourbon brand
Umbrella brand with multiple offerings:
Core SKUs: Jefferson’s and Jefferson’s Reserve
Barrel finishes, such as Groth Reserve
Innovations, such as Jefferson’s Ocean and Jefferson’s Wood Experiments
Sufficient barrel stock of bourbon to support continued growth
Fastest growing, established small-batch bourbon
Recently named as a “Hot Prospect” by Impact
One of the top-5 small-batch bourbons
Castle Brands owns 100% of the Jefferson’s brand
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Jefferson’s Growth CASTLE BRANDS
Bourbon Growth
60 50 40 30 20 10 0
2010 2011 2012 2013 2014 2015
9L Cases in 000’s
Jefferson’s (CAGR 48%)
Small-batch (CAGR 16%)
All Bourbon (CAGR 4%)
SOURCE: IWSR
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Jefferson’s Market Share CASTLE BRANDS
Top Small Batch Bourbons
9L Shipments (000’s)
2010 2011 2012 2013 2014 2015
Woodford Reserve 127 148 190 234 293 353
Knob Creek 144 169 204 225 259 294
Basil Hayden 27 34 44 55 80 121
Buffalo Trace 19 22 25 28 50 65
Jefferson’s 8 12 19 29 38 58
Jack Daniels Single Barrel 46 49 53 52 52 54
Angel’s Envy - - - - 12 47
Evan Williams Single Barrel 29 30 32 35 39 42
Eagle Rare 7 7 7 18 31 38
Elijah Craig 24 24 25 25 26 31
Booker’s 11 13 15 19 24 26
Ridgemont Reserve 17 19 20 22 24 26
Russells Reserve 5 5 6 9 12 26
Blanton’s Single Barrel 8 9 9 10 16 21
Wild Turkey Rare Breed 18 20 21 21 20 15
*Jefferson’s adjusted from fiscal years to calendar years
SOURCE: IWSR NYSE MKT: ROX PAGE 11

Jefferson’s Marketing CASTLE BRANDS
_ Strong public relations activities to generate word of mouth endorsement
_ New impactful advertising targeting millennials
_ Brand extensions to drive growth
• Jefferson’s Ocean
• Jefferson’s Wood Experiments
• Jefferson’s Wine Finishes
_ Off-Premise
• Barrel programs
• Merchandising programs
_ On-Premise
• Menu listing incentives
• Jefferson’s flight trays
Jefferson’s Barrel Display
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Jefferson’s Marketing CASTLE BRANDS
_ Edgy and impactful trade and consumer advertising
_ Strong PR activities resulting in substantial press “buzz”
TRANSFORM CORN, GET BOURBON.
TRANSFORM BOURBON, GET JEFFERSON’S.
JEFFERSON’S
SEA PRO
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CASTLE BRANDS
Goslings
Goslings
Since 1806
BLACK SEAL
NYSE MKT: ROX

CASTLE BRANDS

Goslings Rum

- Goslings Black Seal - blended in Bermuda by Goslings Brothers Ltd., founded in 1806.
- In 2005, Castle Brands formed GCP, which holds the exclusive export and distribution rights for Goslings Rum for all countries other than Bermuda.
- Castle has a 60% controlling interest in GCP.
- Goslings Black Seal is **one of the top-10 premium imported rums in the U.S.**
- We believe that Goslings Stormy Ginger Beer is **the largest selling ginger beer in the U.S.**


MOST COCKTAILS COME WITH A NAPKIN.
THE DARK 'N STORMY® COMES WITH A TRADEMARK.
A rose by any other name may smell as sweet, but a Dark 'n Stormy by any other rum would not taste as great. In truth, it wouldn't even be a Dark 'n Stormy.
This is one of very few cocktails to earn a US Government trademark. Not to protect us, to protect the drink. Because there's a huge difference between Black Seal Rum and any other.
It's a deep, luscious rum made from a 160-year old family recipe using three individually aged distillates.
And don't even get us started on ginger beers! We crafted Stormy Ginger Beer to harmonize perfectly with Black Seal into the ultimate Dark 'n Stormy.
The lime? We sure recommend it but it's not etched in stone.
Goslings
BLACK SEAL
BERMUDA BLACK RUM
Goslings
For Seven Stubborn Generations

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PAGE 14

Goslings Growth
CASTLE BRANDS
Rum Growth
9L Case Sales (000’s)
200
150
100
50
0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Goslings (CAGR 15.7%) Peer Group of Premium Brands (CAGR 9.9%) All Rum (CAGR 1.7%)
SOURCE: IWSR
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Goslings Market Share CASTLE BRANDS
Top 10 Premium Rum Brands
9L Shipments (000’s)
2010 2011 2012 2013 2014 2015
Sailor Jerry 580 650 726 733 738 740
The Kraken 75 150 225 280 395 435
Myers’s 271 289 280 252 244 234
Appleton 122 121 132 139 205 219
Goslings (Total ex Bermuda)* 99 115 134 153 152 184
Mount Gay 193 197 191 181 188 177
Goslings (U.S.) 77 88 101 115 112 128
Flor de Cana 80 84 85 94 91 98
Wray & Nephew 35 55 63 65 73 81
Pusser’s 18 18 20 30 36 42
Barbancourt 22 25 30 35 37 38
*Goslings adjusted from fiscal years to calendar years
SOURCE: IWSR
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Goslings Marketing
CASTLE BRANDS
Focus on “Dark ‘n Stormy®” cocktail
Over 100 events and sponsorships in 2016:
Honda Classic PGA tournament
Deutsche Bank PGA tournament
Charleston Race Week
Expanded reach substantially by sponsoring America’s Cup Challenge (2015 to 2017):
Based in Bermuda
Now an “Extreme Sport”
Broadcast rights: NBC and 40 others
Hours of coverage: 3,000+
Television ad campaign
Total global audience: 1 billion+
Far beyond traditional sailing audience
Gosling’s
DARK ‘n STORMY
BEAR TRAP
AMERICA’S CUP
OFFICIAL RUM & OFFICIAL GINGER BEER OF THE 35TH AMERICA’S CUP
NYSE MKT: ROX PAGE 17

Goslings Stormy Ginger Beer CASTLE BRANDS Launched in 2009 to reinforce the Dark ‘n Stormy® cocktail. Sold to bars, liquor stores and supermarkets. We believe that GSGB is the largest selling ginger beer in the U.S. Goslings Ginger Beer case sales 1,400,000 1,200,000 1,000,000 800,000 600,000 400,000 200,000 - FY FY FY FY FY FY FY FY TTM 2009 2010 2011 2012 2013 2014 2015 2016 2016 Goslings Since 1806 STORMY GINGER BEER The refreshing zip of ginger AMERICA’S CUP OFFICIAL GINGER BEER OF THE 35TH AMERICA’S CUP PLEASE RECYCLE Goslings Since 1806 GINGER BEER The refreshing zip of ginger NYSE MKT: ROX PAGE 18

CASTLE BRANDS Irish Whiskey KNAPPOGUE CASTLE SINGLE MALT IRISH WHISKEY 12 K KNAPPOGUE CASTLE SINGLE MALT IRISH WHISKEY 14 K KNAPPOGUE CASTLE SINGLE MALT IRISH WHISKEY 16 K NYSE MKT: ROX

Irish Whiskey – Knappogue CASTLE BRANDS Knappogue Castle Irish whiskey was Castle Brands’ first brand Knappogue Castle 14 was recently named “Best Overall Irish Whiskey” by the 2016 Irish Whiskey Awards Irish is fastest growing segment of the whiskey market Significant barriers to entry due to limited sources of supply Castle has favorable long-term supply contracts Like Jefferson’s, Knappogue Castle is becoming an umbrella brand with line extensions at higher price points: • Knappogue 14 year-old • Knappogue 16 year-old • Knappogue Special Cask Barrel Program Meaningful growth potential and high margins Castle Brands owns 100% of Knappogue KNAPPOGUE CASTLE SINGLE MALT IRISH WHISKEY 12 K NYSE MKT: ROX PAGE 19

Irish Whiskey – Clontarf CASTLE BRANDS
A blended Irish whiskey
Also triple-distilled and aged in bourbon barrels
Substantial growth potential and attractive margins
Castle has favorable long-term supply contracts
Main markets are Ireland, Scandinavia and traditional Irish whiskey markets in the US
Castle Brands owns 100% of Clontarf
With Knappogue and Clontarf together, Castle Brands sold over 48,000 cases of Irish whiskey in fiscal 2016
Clontarf
1014
IRISH WHISKEY
Classic Blend
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Summary CASTLE BRANDS
Castle Brands produces and markets premium and super-premium spirits.
The company has consistently grown core brands significantly faster than industry norms.
Castle Brands has a highly scalable business model with an experienced sales team in place that can handle substantial increases in volume.
The company’s core brands have strong turn in their current points of distribution.
Castle Brands has a clear growth path by adding points of distribution, both on-premise and off-premise.
ROX currently trades at more than a 60% discount to industry multiples.
Castle has a very accomplished and financially supportive Board of Directors and an experienced and capable management team.
Directors and officers own approximately 41% on a fully-diluted basis.
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CASTLE BRANDS
Castle Brands Inc.
122 East 42nd Street, Suite 5000
New York, NY 10168
Office: 646.356.0200
Toll Free: 800.882.8140
Fax: 646.356.0222

CASTLE BRANDS
Appendix
NYSE MKT: ROX

Management Team CASTLE BRANDS
Mark Andrews - Chairman
• Founded Castle Brands in 2003
• Chairman and CEO of American Exploration (ASE: AX), an oil and gas company, until its sale to Louis Dreyfus Natural Gas
• Former Director of IVAX Corp. from its founding until its sale to Teva Pharmaceutical Industries Limited (NASDAQ: TEVA)
• Life Trustee of New York Presbyterian Hospital
• Bachelor of Arts from Harvard College and MBA from Harvard Business School
Richard Lampen - President and Chief Executive Officer
• President and CEO of Ladenburg Thalmann Financial Services Inc (NYSE MKT: LTS)
• Executive VP, Vector Group Ltd. (NYSE: VGR), holding company with interests in consumer goods and real estate
• Former Managing Director and Senior Member, Leveraged Finance Group, Salomon Brothers Inc.
• Former Partner & Co-Chairman of Corporate Department, Steel Hector & Davis, a law firm with headquarters in Miami, FL
• Bachelor of Arts from the Johns Hopkins University and a JD from Columbia Law School
NYSE MKT: ROX PAGE A

Management Team CASTLE BRANDS
John Glover - Chief Operating Officer
Over 30 years experience in marketing, commercial and general management in the spirits industry
Former Senior VP Commercial Management of Remy Cointreau USA
Served in various roles in marketing and management with predecessor companies to Diageo plc (LSE: DGE)
Bachelor of Arts and MBA from Dartmouth College
Alfred Small - Chief Financial Officer
Over 15 years experience in finance, operations and compliance in the spirits industry
Former Accountant at Grodsky Caporrino & Kaufman, practicing in consumer goods, wholesale distribution, and technology
Bachelor of Science from the State University of New York and a Certified Public Accountant
Kelley Spillane - SVP Global Sales Over 25 years experience in spirits sales
Served in several senior sales and management roles at Carillon and was closely involved in the growth of Absolut Vodka and Grand Marnier in the U.S. Bachelor of Arts from Ramapo College NYSE MKT: ROX PAGE B

Marketing Team CASTLE BRANDS
Castle Brands has an experienced marketing team to complement its sales force:
Malcolm Gosling - As CEO of Gosling-Castle Partners, Inc., Malcolm oversees the marketing and promotional activities associated with the Goslings brands. Malcolm is based in Boston and works closely with a creative agency based there.
Alejandra Peña - As SVP Marketing, Alejandra is responsible for design, planning, marketing and promotional activities associated with Castle’s brands. Prior to joining Castle in 2010, Alejandra served as Marketing Vice President for liqueurs and spirits for Remy Cointreau USA, where she was responsible for the marketing of Mount Gay Rum and Cointreau Liqueur.
Trey Zoeller - The founder of Jefferson’s, Trey is responsible for Jefferson’s marketing and promotional activities. Trey is based in Kentucky where his family has been active in the bourbon industry for several generations.
Brand Team - Castle Brands has a dedicated team of brand managers that focus on the planning and execution of marketing and commercial activities for the Castle Brands portfolio.
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Summary Balance Sheet CASTLE BRANDS
(in thousands) December 31, March 31, Selected Balance Sheet Data
2016* 2016 2015 2014 2013 Cash and cash equivalents
$ 938 $ 1,431 $ 1,192 $ 909 $ 439
Working capital $ 32,492 $ 29,347 $ 25,623 $ 19,068 $ 13,948 Total assets
$ 53,786 $ 50,274 $ 44,002 $ 36,522 $ 33,117
Total debt $ 15,744 $ 13,975 $ 12,789 $ 7,575 $ 9,298
Total liabilities $ 29,023 $ 26,522 $ 22,907 $ 16,586 $ 20,207
Total controlling shareholders’ equity $ 20,559 $ 20,400 $ 18,551 $ 17,717 $ 11,628 *Unaudited
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Summary Operating Trends CASTLE BRANDS
(in thousands) TTM Ended December 31, Year Ended March 31, Selected Consolidated Statement of Operations Data 2016* 2015* 2016 2015 2014 2013 Sales, net $ 74,652 $ 68,414 $ 72,220 $ 57,457 $ 48,140 $ 41,443 Gross profit $ 30,281 $ 26,533 $ 28,554 $ 21,573 $ 17,604 $ 14,320 Selling expense $ 19,616 $ 18,300 $ 19,223 $ 15,255 $ 12,530 $ 11,265 Operating income (loss) $ 1,733 $ (154) $ 1,006 $ (1,078) $ (1,320) $ (4,402) Net change in fair value of warrant liability $ - $ - $ - $ - $ (5,392) $ 302 Income (loss) before provision for income taxes $ 606 $ (1,145) $ (256) $ (2,195) $ (8,562) $ (4,957) Income tax (expense) benefit
$ (378) $ (2,085) $ (1,451) $ (1,279) $ 590 $ 118 Net loss $ 228 $ (3,230) $ (1,707) $ (3,474) $ (7,972) $ (4,839) Net income attributable to noncontrolling interests $ (846) $ (345) $ (810) $ (326) $ (935) $ (610) Net income attributable to controlling interests $ (618) $ (3,575) $ (2,517) $ (3,800) $ (8,907) $ (5,449) Dividends to preferred shareholders $ - $ - $ - $ - $ (385) $ (744) Net loss attributable to common shareholders $ (618) $ (3,575) $ (2,517) $ (3,800) $ (9,292) $ (6,193) *Unaudited NYSE MKT: ROX PAGE E

GAAP to Non-GAAP Reconciliation CASTLE BRANDS (in thousands) TTM Ended December 31, Year Ended March 31, 2016 2015 2016 2015 2014 2013 Net loss attributable to common shareholders $ (618) $ (3,575) $ (2,516) $ (3,800) $ (9,291) $ (6,193) Adjustments: Interest expense, net 1,271 1,071 1,089 1,129 1,062 587 Income tax expense (benefit), net 378 2,085 1,451 1,279 (590) (118) Depreciation and amortization 1,001 934 940 908 860 920 EBITDA income (loss) 2,033 516 963 (484) (7,959) (4,804) Allowance for doubtful accounts 44 211 61 236 403 87 Allowance for obsolete inventory 250 381 200 281 200 685 Stock-based compensation expense 1,506 1,217 1,371 788 394 282 Loss on wine assets - - - - - 1,716 Other expense (income), net 1 0 1 (17) - -
(Income) loss from non-consolidated equity investment (59) (9) (19) - 503 23 Foreign exchange loss (86) (72) 191 5 285 247 Net change in fair value of warrant liability - - - - 5,393 (303) Net income attributable to noncontrolling interests 846 345 810 326
935 610 Dividend to preferred shareholders - - - - 385 744 EBITDA, as adjusted $ 4,535 $ 2,589 $ 3,577 $ 1,134 $ 537 $ (712) NYSE MKT: ROX PAGE F

Non-GAAP Financial Measures CASTLE BRANDS
Within the information above, Castle Brands provides information regarding EBITDA, as adjusted, which is not a recognized term under GAAP (Generally Accepted Accounting Principles) and does not purport to be an alternative to income (loss) from operations or net income (loss) as a measure of operating performance. Earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for allowances for doubtful accounts and obsolete inventory, stock-based compensation expense, other (income) expense, net, loss from equity investment in non-consolidated affiliate, foreign exchange (gain) loss, net change in fair value of warrant liability, net income attributable to noncontrolling interests and dividend to preferred shareholders is a key metric the Company uses in evaluating its financial performance on a consistent basis across various periods. EBITDA, as adjusted, is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Due to the significance of non-cash and non-recurring items, EBITDA, as adjusted, enables the Company’s Board of Directors and management to monitor and evaluate the business on a consistent basis. The Company uses EBITDA, as adjusted, as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and allocation of capital resources. The Company believes that EBITDA, as adjusted, eliminates items that are not indicative of its core operating performance or are based on management’s estimates, such as allowance accounts, are due to changes in valuation, such as the effects of changes in foreign exchange or fair value of warrant liability, or do not involve a cash outlay, such as stock-based compensation expense. EBITDA, as adjusted, should be considered in addition to, rather than as a substitute for, income from operations, net income and cash flows from operating activities. NYSE MKT: ROX PAGE G